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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported):  March 5, 1998




                           SUN HYDRAULICS CORPORATION
                ----------------------------------------------
             (Exact name of registrant as specified in its charter)




       Florida                       0-21835                   59-2754337
----------------------------     --------------            -------------------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)





    1500 West University Parkway
        Sarasota, Florida                                      34232
    -------------------------------------                    ---------
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:           941-362-1200
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ITEM 5.          OTHER EVENTS.

PRESS RELEASE

         On March 5, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing year end and fourth quarter 1997 results, as well as a $0.04 per share dividend on its common stock payable on April 15, 1998, to shareholders of record on March 31, 1998.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 None.

         (b)     Pro Forma Financial Information.

                 None.

         (c)     Exhibits.

       Exhibit
       Number                    Exhibit Description
       -------                   -------------------
        99.1         Press Release of the Registrant dated March 5, 1998





                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SUN HYDRAULICS CORPORATION



                                        By:       /s/ Richard J. Dobbyn
                                           ---------------------------------
                                              Richard J. Dobbyn
                                              Chief Financial Officer
                                              (Principal Financial
                                              and Accounting Officer)

Dated:  March 5, 1998



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                                 EXHIBIT INDEX


      Exhibit
      Number                      Exhibit Description
      -------                     -------------------
       99.1         Press Release of the Registrant dated March 5, 1998.







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